SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 – SUBSEQUENT EVENTS

On August 2, 2021, the Company and Lantronix, Inc. (“Lantronix”) completed the sale by CSI to Lantronix of all of the issued and outstanding stock of CSI’s wholly owned subsidiary, Transition Networks, Inc., and the entire issued share capital of its wholly owned subsidiary, Transition Networks Europe Limited (collectively with Transition Networks, Inc., the “TN Companies”), pursuant to the securities purchase agreement dated April 28, 2021 (“E&S Sale Transaction”).

At the closing of the E&S Sale Transaction, Lantronix paid CSI approximately $24,160,000 in cash, which was based on $25,027,566 base purchase price, as adjusted by estimated closing net working capital. This amount may be further adjusted to reflect the final closing net working capital amount.

Under the securities purchase agreement, Lantronix has also agreed to pay CSI, if earned, earnout payments of up to $7.0 million payable following two successive 180-day intervals after the closing of the E&S Sale Transaction based on revenue targets for the business of the TN Companies as specified in the securities purchase agreement, subject to certain adjustments and allocations as further described in the securities purchase agreement. Concurrently with the closing of the transaction, CSI and Lantronix entered into a transition services agreement under which CSI will perform administrative and IT services, and lease office, warehouse and production space to Lantronix at CSI’s Minnetonka, Minnesota facility for a period of up to twelve months.

In contemplation of the closing of the E&S Sale Transaction, the employment of approximately 75 employees of CSI or the TN Companies were terminated. As provided in the securities purchase agreement, CSI is responsible for any severance obligations arising out of such termination. Lantronix hired 63 former employees effective as of the closing of the E&S Sale Transaction as described in the securities purchase agreement. The Company will record a charge in the third quarter of 2021 relating to employee severance payments that is expected to be approximately $1,250,000. The Company also expects to record a non-cash charge of approximately $325,000 relating to the acceleration and settlement of outstanding equity awards under the 2011 Executive Incentive Compensation Plan as described below.

The closing of the E&S Sale Transaction constituted a “Change in Control” as defined in the Company’s 2011 Executive Incentive Compensation Plan (“2011 Plan”) on August 2, 2021, the closing date of the E&S Sale Transaction. In accordance with the determinations and approvals of the Compensation Committee, effective on August 1, 2021, each Incentive Award granted and outstanding under the 2011 Plan and not otherwise forfeited or expired in accordance with its terms was fully vested and exercisable and any restrictions lapsed. After giving effect to such acceleration and vesting, on the August 2, 2021 closing date:

•	All then-outstanding restricted stock units (RSUs”) were settled by exchanging them for the equivalent number of shares of the Company’s common stock specified in the respective RSU award agreements, with the shares of the Company’s common stock issued on settlement of the RSUs being issued and outstanding as of the closing date.
•	All then-outstanding stock options having an exercise price less than the Fair Market Value (as defined in the 2011 Plan) on the closing date were settled by exchanging the options for a “net” number of shares of the Company’s common stock as if exercised on a net or cashless basis as provided in the 2011 Plan (for administrative convenience, rounded up to the next whole share), with the net shares of the Company’s common stock issued on settlement of these stock options being issued and outstanding as of the closing date.
•	Following the disposition of the outstanding RSUs and stock options as described above, these Incentive Awards were terminated and cancelled as of the closing date.
•	All then-outstanding stock options having an exercise price equal to or greater than the Fair Market Value on the closing date were terminated and cancelled as of the closing date without any payment therefor.
•	Any required tax withholding not otherwise satisfied in cash on the closing date is being satisfied by the Company reducing the shares otherwise issuable to the holder of the Incentive Award by that number of whole shares (rounded up to the nearest whole share) having a Fair Market Value (as defined in the 2011 Plan) equal to the amount of any tax withholding required.

Immediately prior to the closing date, there were outstanding under the 2011 Plan stock options to purchase 995,530 shares of CSI common stock and RSUs for 98,705 shares of CSI common stock. Immediately following the closing date, there were no equity incentive awards outstanding under the 2011 Plan or otherwise.

NOTE 17 – SUBSEQUENT EVENTS

On March 1, 2021, the Company entered into an Agreement and Plan of Merger with Helios Merger Co. and Pineapple Energy LLC pursuant to which Pineapple would become a wholly owned subsidiary of the Company (the “Merger”). In connection with the Merger, CSI intends to pursue dispositions of its existing assets and businesses prior to the closing of the Merger. To the extent these dispositions occur, CSI expects to declare a cash dividend that distributes a portion of the proceeds from these dispositions to its shareholders as of a pre-closing record date.

Following the closing, CSI will use commercially reasonable efforts to complete the dispositions of these assets as soon as reasonably practicable (and, in any event, within 18 months of the closing). Proceeds that become available from the dispositions that occur following the closing of the Merger will be distributed pro rata to the legacy shareholders pursuant to the contingent value rights agreement described above. CSI will continue to support these existing business lines as it pursues new owners for these businesses.

In connection with the execution of the Merger agreement, the Company announced that CSI and Pineapple Energy were exploring equity financing through a private placement that would close in connection with the closing of Merger, with proceeds to be used by the combined company to finance additional acquisitions and working capital needs of the combined company.